UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

FBC HOLDING INC.
(Exact name of registrant as specified in charter)

Nevada	000-52854	71-1026782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 S. Reeves Drive, Beverly Hills, California	90201
(Address of principal executive offices)	(Zip Code)

(780) 669-0936
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On November 24, 2009, FBC Holding Inc. (the “Company”) issued an aggregate of 14,350,000 shares to various individuals.  These shares were issued by the Company pursuant to the merger that it entered into with FBC Holdings Inc. as disclosed in the Company’s Form 10-K filed on November 17, 2009 and for consulting services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBC HOLDING INC.

Date: November 24, 2009	By:	/s/ Christopher LeClerc
Christopher LeClerc, President